UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020

RTW RETAILWINDS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

330 West 34th Street

9th Floor

New York, New York 10001

(Address of principal executive offices, including Zip Code)

(212) 884-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RTWIQ	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 3, 2020, RTW Retailwinds, Inc. and its wholly-owned direct and indirect subsidiaries (the “Company”) entered into an asset purchase agreement with Sunrise Brands, LLC for the sale of its eCommerce business and all related intellectual property, including its websites, www.nyandcompany.com, www.fashiontofigure.com and its rental subscription businesses at www.nyandcompanycloset.com and www.fashiontofigurecloset.com for a cash purchase price of $20 million plus assumption of certain liabilities, including honoring gift cards, subject to closing adjustments. The agreement is subject to final approval by the Bankruptcy Court. The above description is subject to the asset purchase agreement which is furnished as Exhibit 99.2 hereto.

On July 13, 2020, the Company filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Company has requested joint administration of its Chapter 11 cases under the caption In re: RTW Retailwinds, Inc., et. al., Case No. 20-18445. The Company anticipates a Court hearing to approve the sale in early September.

Item 7.01 Regulation FD Disclosure.

On August 4, 2020, the Company issued a press release announcing that it has entered into an asset purchase agreement with Sunrise Brands, LLC for the sale of its eCommerce business and all related intellectual property. The press release is furnished as Exhibit 99.1 hereto.

The information, including Exhibit 99.1 hereto, the Company furnished under Item 7.01 of this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit

Exhibit No.	Description
99.1	Press release issued on August 4, 2020
99.2	Asset Purchase Agreement by and among RTW Retailwinds, Inc., the other sellers party hereto, and Sunrise Brands, LLC dated as of August 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW RETAILWINDS, INC.

/s/ Sheamus Toal
Date: August 5, 2020	Name:	Sheamus Toal
	Title:	Chief Executive Officer and
Chief Financial Officer

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